UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 23, 2020

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Dolphin Entertainment, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Florida	001-38331	86-0787790
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

150 Alhambra Circle, Suite 1200

Coral Gables, FL 33134

 (Address of Principal Executive Offices) (Zip Code)

(305) 774-0407

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.015 par value per share	DLPN	The Nasdaq Capital Market
Warrants to purchase Common Stock, $0.015 par value per share	DLPNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03

Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 23, 2020, Dolphin Entertainment, Inc. (the “Company”) filed an Amendment (the “Amendment”) to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) with the Secretary of State of the State of Florida to effect a 1-for-5 reverse stock split (the “Reverse Stock Split”) of the authorized, issued and outstanding shares of the Company’s common stock, par value $0.015 per share (the “Common Stock”). The form of Amendment was approved by the Company’s Board of Directors (the “Board”). The Reverse Stock Split will be effective as of 12:01 a.m. (Eastern Time) on November 27, 2020 (the “Effective Time”). At the Effective Time, the number of authorized shares of Common Stock will be reduced from 200,000,000 shares to 40,000,000. The par value per share of Common Stock remains unchanged. As a result, each shareholder’s percentage ownership interest in the Company and proportional voting power remains unchanged. Any fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole share of Common Stock.

Shareholder approval of the Reverse Stock Split was not required under Florida law, as the rights or preferences of the Company’s shareholders were not adversely affected and the percentage of authorized shares remaining unissued after the Reverse Stock Split remains unchanged.

The Common Stock will begin trading on a split-adjusted basis on the Nasdaq Capital Market at the market open on November 27, 2020. The trading symbol for the Common Stock will remain “DLPN.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 25686H 209.

The foregoing description of the Reverse Stock Split and Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed with this report as Exhibit 3.1 and is incorporated into this report by reference.

Item 7.01

Regulation FD Disclosure.

On November 25, 2020, the Company issued a press release announcing the Reverse Stock Split.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

3.1

Articles of Amendment to the Amended and Restated Articles of Incorporation of Dolphin Entertainment, Inc. dated November 23, 2020

99.1

Press Release issued by Dolphin Entertainment, Inc. dated November 25, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN ENTERTAINMENT, INC.

Date: November 25, 2020	By:	/s/ Mirta A. Negrini
	Name:	Mirta A. Negrini
	Title:	Chief Financial and Operating Officer